SECOND AMENDMENT TO
FOURTH AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP
OF GGP OPERATING PARTNERSHIP, LP
THIS SECOND AMENDMENT (this “Amendment”) is made and entered into as of February 17, 2016, by the undersigned.
W I T N E S S E T H:
WHEREAS, GGP Operating Partnership, LP, a Delaware limited partnership (the “Partnership”), exists pursuant to that certain Fourth Amended and Restated Agreement of Limited Partnership, dated as of May 1, 2014, as amended (the “Partnership Agreement”), and the Delaware Revised Uniform Limited Partnership Act;
WHEREAS, GGP Real Estate Holding II, Inc., a Delaware corporation, is the sole general partner of the Partnership (the “General Partner”); and
WHEREAS, the General Partner deems it to be in the best interest of the Partnership to amend the Partnership Agreement as set forth herein to provide for a high watermark feature for certain LTIP Units.
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned does herby agree as follows:
1.Capitalized Terms. Capitalized terms used but not defined herein shall have the definitions assigned to such terms in the Partnership Agreement.
2.    Amendment of Section 1.1.

a.	The term “Limited FV LTIP Units” shall be inserted immediately following the definition of “Lien” and shall be defined as follows:
“Limited FV LTIP Unit” shall mean any FV LTIP Unit that is designated as a Limited FV LTIP Unit in the relevant Vesting Agreement or other documentation pursuant to which such LTIP Unit is granted or issued.

b.	The term “Participating FV LTIP Unit” shall be inserted immediately following the definition of “Operating Loss” and shall be defined as follows:
“Participating FV LTIP Unit” shall mean (a) any FV LTIP Unit that is not a Limited FV LTIP Unit, and (b) any Limited FV LTIP Unit if and to the extent that, as of the date any Liquidating Gain or Liquidating Loss is being allocated, the aggregate Liquidating Gain realized since the date of issuance of such Limited FV LTIP Unit exceeds the aggregate Liquidating Losses realized since the date of issuance of such Limited FV LTIP Unit.
2.    Amendment of Exhibit B. Exhibit B is hereby amended as follows.

a.	Section 1(a)(5)(i) is hereby deleted in its entirety and the following is hereby inserted in its place and stead:
(i) Liquidating Gains shall first be allocated to the Partners holding Participating FV LTIP Units until the Economic Capital Account Balances of such Partners, to the extent attributable to their ownership of Participating FV LTIP Units, are equal to (1) the Common Unit Economic Balance, multiplied by (2) the number of their Participating FV LTIP Units (with respect to each Partner holding Participating FV LTIP Units, the “Target Balance”). For the avoidance of doubt, Liquidating Gains allocated with respect to a Participating FV LTIP Unit pursuant to this subparagraph shall reduce (but not below zero) the Book-Up Target for such Participating FV LTIP Unit. Any such allocations shall be made among the holders of Participating FV LTIP Units in proportion to the aggregate amounts required to be allocated to each under this subparagraph (a)(5). Notwithstanding the foregoing, the Liquidating Gain allocable in respect of a Limited FV LTIP Unit pursuant to this clause (i) of subparagraph (a)(5) shall not exceed the Limited FV LTIP Unit’s share of the aggregate Liquidating Gain in excess of the aggregate Liquidating Loss realized since the date of issuance of the Limited FV LTIP Unit.

b.	Section 1(a)(5)(ii) is hereby amended by deleting any reference to “FV LTIP Units” and inserting “Participating FV LTIP Units” in its place and stead.

c.	Section 1(a)(5)(iv) is hereby amended by deleting any reference to “FV LTIP Units” and inserting “Participating FV LTIP Units” in its place and stead.

d.	Section 1(a)(5)(v) is hereby amended by deleting any reference to “FV LTIP Units” and inserting “Participating FV LTIP Units” in its place and stead.

e.	Section 1(a)(6) is hereby amended as follows:

i.	Any reference to “FV LTIP Units” is hereby deleted and “Participating FV LTIP Units” is inserted in its place and stead.

ii.	Clause (ii) to the first sentence of that Section is hereby deleted and the following is hereby inserted in its place and stead:

“(ii) Liquidating Gain allocable in respect of an Eligible AO LTIP Unit or a Limited FV LTIP Unit pursuant to this paragraph 6 shall not exceed the Eligible AO LTIP Units share or the Limited FV LTIP Units share of Liquidating Gain in excess of the amount necessary to cause the Common Unit Economic Balance to equal the Common Unit Economic Balance as of the date of issuance of the Eligible AO LTIP Unit or Limited FV LTIP Unit, each as adjusted for any LTIP Unit Adjustment Events.”
3.    Amendment to Exhibit C. Exhibit C of the Partnership Agreement is hereby deleted in its entirety and Exhibit C attached hereto shall be inserted into the Partnership Agreement in its place and stead.

4.    Other Provisions Unaffected. Except as expressly amended hereby, the Partnership Agreement shall remain in full force and effect in accordance with its terms.

[Signature page to follow]

IN WITNESS WHEREOF, the undersigned has executed this Amendment on the day and year first written above.

GENERAL PARTNER:

GGP Real Estate Holding II, Inc.,
a Delaware corporation

By:     /s/ Stacie L. Herron
Name:     Stacie L. Herron
Title:     Vice President and Secretary

Exhibit C

Protected Amounts

Obligated Partner	Protected Amount*
Cache Valley Mall Partnership, Ltd	$5,029,114
Burke Cloward	$0
James Cordano	$500,000
Gregory Curtis	$31,396
Fairfax Holding, LLC	$81,333,944
Rex & Barbara Frazier Family Trust	$1,130,001
Michael C. Frei	$334,774
Hall Investment Company	$0
Kenneth G. Hansen Trust	$0
King American Hospital	$466,600
Warren P. King	$1,412,628
Paul K. Mendenhall	$87,946
North Plains Development Co., Ltd.	$5,517,829
Carl E. Olson	$394,673
Martin G. Peterson	$664,359
Pine Ridge Land Company, Ltd.	$435,213
Price Fremont Company, Ltd.	$1,067,104
Deidra Price	$0
John Price	$2,144
Steven Price	$293,090
Red Cliff Mall Investment Company, Ltd.	$1,171,766
Philip P. Taylor	$0
Jennifer Wallin	$0
Lena Wilcher Revocable Trust	$0
Koury Corporation	An amount up to:
$99,678,228.70
*Protected Amounts are subject to adjustment as provided by the Tax Matters Agreements

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